EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of CDEX Inc. (the "Company") on Form 10-QSB for the quarterly period ended July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Griffin, President and Chief Executive Officer (and Chief Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2006                    /s/ James Griffin
                                             ------------------
                                             James Griffin
                                             President, Chief Executive Officer,
                                             and Chief Accounting and Financial
                                             Officer